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            National Rural Utilities Cooperative Finance Corporation
                       Revolving Line of Credit Agreement
                                  ("Agreement")


Name of Borrower:  Chugach Electric Association, Inc.


Address:  5601 Minnesota Drive, Anchorage, Alaska  99518


         National Rural Utilities Cooperative Finance Corporation ("CFC"), a District of Columbia corporation, has approved Borrower for a revolving line of credit loan in an amount not to exceed Fifty Million Dollars ($50,000,000) (hereinafter referred to as the "CFC Commitment"). Borrower hereby agrees that the terms and conditions herein, plus any additional terms and conditions agreed to in writing by the parties, shall constitute a valid and binding agreement between Borrower and CFC. In consideration of their mutual promises hereunder and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CFC and Borrower agree to the following terms and conditions:

1. Revolving Credit and Term. CFC agrees to advance funds to the Borrower pursuant to the terms and conditions hereof (each such advance of funds is referred to herein as an "Advance"), provided, however, that the amount at any time outstanding under this line of credit shall not exceed the CFC Commitment. The Borrower may borrow, repay and reborrow funds at any time or from time to time for a period up to sixty months from the effective date hereof at which time all principal amounts outstanding and accrued, but unpaid interest thereon, shall be due and payable in full.

2. Requisitions. Requests for Advances shall be in such written form as CFC may reasonably require from time to time.

3. Interest Rate and Payment. The Borrower unconditionally promises and agrees to pay, as and when due, interest on all amounts advanced hereunder from the date of each Advance and to repay all amounts advanced hereunder with interest on the date this Agreement terminates as provided herein. Interest shall be due and payable in accordance with CFC's regular billing cycles as may be in effect from time to time. CFC shall send a payment notice to the Borrower at least five days prior to the due date of any interest payment. All amounts shall be payable at CFC's main office at Woodland Park, 2201 Cooperative Way, Herndon, Virginia 20171-3025 or at such other location as designated by CFC from time to time. The interest rate on all Advances will be equal to the total rate per annum as may be fixed by CFC from time to time, which shall not exceed the Prevailing Bank Prime Rate (as defined herein), plus one percent per annum.
         Interest will be computed on the basis of a 365 day year for the actual number of days that any Advance is outstanding. The effective date of an interest rate adjustment will be determined from time to time by CFC, provided that no such adjustment may be effective on a date other than the first or sixteenth day of any month, and any such adjustment shall remain in effect until any subsequent change in the interest rate occurs.

         The "Prevailing Bank Prime Rate" is that bank prime rate published in the "Money Rates" column of the eastern edition of The Wall Street Journal on the publication day immediately preceding the day on which an adjustment in the interest rate hereof shall become effective. If The Wall Street Journal shall cease to be published, then the Prevailing Bank Prime Rate shall be determined by CFC by reference to another publication reporting bank prime rates in a similar manner.

4. CFC Accounts. CFC shall maintain in accordance with its usual practices an account or accounts evidencing the indebtedness of the Borrower resulting from each Advance and the amounts of principal and interest payable and paid hereunder. In any legal action or proceeding in respect of this Agreement, the entries made in such account or accounts (whether stored on computer memory, microfilm, payment notices or otherwise) shall be presumptive evidence (absent manifest error) of the existence and amounts of the Borrower's transactions therein recorded.

5. Corporate and Regulatory Approvals. Borrower represents and warrants that it has obtained any and all necessary corporate and regulatory approvals for Borrower to execute, deliver and perform its obligations under this Agreement.

6. Reports. During the term of this Agreement, Borrower agrees (a) to provide CFC, within 120 days of the end of Borrower's fiscal year, its annual financial statements, prepared in accordance with generally accepted accounting principles ("GAAP") and audited by an independent certified public accountant, or otherwise in form and substance satisfactory to CFC, and (b) to provide CFC with any other reports or information which CFC may from time to time reasonably request.

7. Fees. If any amount outstanding and due hereunder shall not be paid when due, Borrower agrees to pay on demand CFC's reasonable costs of collection or enforcement of this Agreement, or preparation therefor, including reasonable fees of counsel. If payment of any principal and/or interest due under the terms of this Agreement is not received at CFC's office in Herndon, Virginia, or such other location designated by CFC within 5 business days after the due date thereof, then Borrower shall pay to CFC, on demand, and in addition to all other amounts due under the terms of this Agreement, any late-payment and additional interest charges as may then be in effect pursuant to CFC's then current policies without setoff or counterclaim. For purposes of this Agreement, a "business day" means a day that both CFC and the financial institution it employs for funds remittance are open for business.

8. Limitation on Advances. While an Advance is outstanding, CFC reserves the right to limit further Advances if the sum of (a) all Advances outstanding, (b) the amount of any further Advance requested, and (c) the total amount of Borrower's other unsecured outstanding debt, would exceed the CFC Commitment. CFC may in its sole discretion decline to make any Advance during any period when the Borrower is in default hereunder.

9. Reduce Balance to Zero. In the event that the term of this Agreement is greater than twelve months, then the Borrower agrees that for each 12-month period while this Agreement is in effect, Borrower shall, for a period of at least five consecutive business days, reduce to zero all amounts outstanding hereunder. Borrower shall make the first balance reduction within 360 days of the first Advance hereunder. Each subsequent balance reduction shall be made within 360 days of the last day of such five-day period.

10. Credit Support. With CFC's prior written approval, this Agreement may be used as credit support for other financings.

11. Notices, Acceleration of Debt and Waivers. While an Advance is outstanding, Borrower agrees to notify CFC in writing of (a) any delinquency or default on any of its financial obligations in an amount exceeding $500,000, (b) any material adverse change in its financial or business condition, and (c) if any representation or warranty made in this Agreement is no longer true in any material respect. If any delinquency, default, or any other event as a result of which any holder of indebtedness in an amount exceeding $500,000 may declare the same due and payable shall occur and continue uncorrected for more than any applicable grace period, or any representation or warranty herein shall no longer be true in any material respect, or Borrower shall fail to perform or to comply with any material term of this Agreement, or if the financial condition of Borrower shall have changed to the extent that such change, in the reasonable judgment of CFC, materially increases CFC's risk of repayment hereunder, then CFC may declare at any time all outstanding principal, interest and other amounts due hereunder immediately due and payable in full with accrued interest, without presentment or demand, and may withhold Advances. The Borrower waives the defense of usury and all rights to setoff, counterclaim, deduction or recoupment.

12. Survival of Representations and Warranties and Payment Obligations. Borrower agrees that its obligation to repay principal, interest and all other amounts due hereunder, and the representations and warranties made herein, shall survive termination of this Agreement. Borrower further agrees that such repayment obligations shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Borrower is rescinded, set aside or must be otherwise restored, whether as a result of any proceeding in bankruptcy or reorganization or otherwise.

13. Representations and Warranties. Borrower represents and warrants that as of the date of its application for this line of credit, and on the date of each Advance hereunder:

a) the Borrower is not in default of any of its financial obligations in an amount exceeding $500,000;

b) there has been no material adverse change in the Borrower's business or financial condition from that set forth in its most recent audited financial statements;

c) no litigation is pending or, to the best of Borrower's knowledge, threatened against the Borrower as to which there is a reasonable possibility of a determination adverse to Borrower and which, if adversely determined, would have a material adverse effect on the Borrower's ability to perform under this Agreement;

d) the information contained in Borrower's audited financial statements, its other financial reports and information otherwise submitted in connection with this Agreement is complete and accurate, and said financial statements and financial reports fairly represent the financial condition of the Borrower as of the dates reflected thereon;

e) the execution, delivery and performance of this Agreement has been duly authorized by the Borrower, which authorization has not been rescinded or modified;

f) all Advances hereunder will be used only for proper corporate purposes;

g) All property owned by the Borrower is located in the boroughs identified in Section 24; and

h) Section 24 hereto accurately sets forth: (a) The Borrower's exact legal name, (b) the Borrower's organizational type and jurisdiction of organization, (c) the Borrower's organizational identification number or accurate statement that the Borrower has none and (d) the Borrower's place of business or, if more than one, its chief executive office as well as the Borrower's mailing address if different.

14. Conditions of Lending. As a condition to CFC making Advances hereunder, each of the following conditions shall be satisfied at the time of each Advance:

a) CFC shall have received the Borrower's most recent annual financial statements, prepared in accordance with GAAP and audited by an independent certified public accountant, or otherwise in form and substance satisfactory to CFC;

b) all representations and warranties set forth herein shall be true and correct; and

c) the Borrower shall have obtained any and all necessary corporate, regulatory and governmental approvals for the Borrower to execute, deliver and perform its obligations under this Agreement.

15. Notice. Borrower agrees that it will not, directly or indirectly, without giving written notice to CFC thirty (30) days prior to the effective date of any change:

         (a) Change of Location of Place of Business or Chief Executive Office. Change the location of Borrower's place of business or, if more than one, its chief executive office.

         (b)      Change of Name. Change the name of Borrower.

         (c) Change of Mailing Address. Change the mailing address of Borrower.

         (d) Change of Organizational Identification Number. Change its organizational identification number if it has one.

16. Organizational Change. Borrower agrees that it will not, directly or indirectly, without the prior written consent of CFC change its type of organization, jurisdiction of organization or other legal structure.

17.      GOVERNING LAW;  SUBMISSION TO JURISDICTION;  WAIVER OF JURY TRIAL.

         (a) THE PERFORMANCE AND CONSTRUCTION OF THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF VIRGINIA.

         (b) BORROWER HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES COURTS LOCATED IN VIRGINIA AND OF ANY STATE COURT SO LOCATED FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. BORROWER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE ESTABLISHING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         (c) EACH OF THE BORROWER AND CFC HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

18. Severability. If any term, provision or condition, or any part thereof, of this Agreement shall for any reason be found or held invalid or unenforceable by any court or governmental agency of competent jurisdiction, such invalidity or unenforceability shall not affect the remainder of such term, provision or condition nor any other term, provision or condition, and this Agreement shall survive and be construed as if such invalid or unenforceable term, provision or condition had not been contained herein.

19. Setoff. CFC is hereby authorized at any time and from time to time without prior notice to the Borrower to exercise rights of setoff or recoupment and apply any and all amounts held, or hereafter held, by CFC or owed to the Borrower or for the credit or account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing hereunder. CFC agrees to notify the Borrower promptly after any such setoff or recoupment and the application thereof, provided that the failure to give such notice shall not affect the validity of such setoff, recoupment or application.
         The rights of CFC under this section are in addition to any other rights and remedies (including other rights of setoff or recoupment) which CFC may have.

20. Additional Terms and Conditions. Additional terms and conditions as set forth herein or attached hereto are an integral part of this Agreement.

21. Termination and Cancellation of Existing Agreement. Borrower agrees that its existing line(s) of credit No(s). 09-60-008-R-5100 with CFC, if any, and any agreement(s) relating thereto shall be terminated and any outstanding principal, interest and other amounts outstanding thereunder shall be transferred to the line of credit established pursuant to this Agreement and deemed an Advance hereunder.

22. Miscellaneous. (a) This Agreement contains the entire agreement of the parties hereto with respect to the matters covered and the transactions contemplated hereby, and no other agreement, statement or promise made in connection with this line of credit by any party hereto, or by any employee, officer, agent or attorney of any party hereto which is not contained herein shall be valid and binding. (b) Any amendment to this Agreement must be in writing signed by both parties. (c) No failure or delay by CFC in exercising any right or remedy hereunder shall operate as a waiver or preclude the future exercise thereof or of any other right or remedy. (d) If any payment is due from Borrower on a day which CFC is not open for business, then such payment shall be made on the next succeeding day on which CFC is open for business.

23. Notices. All notices, requests and other communications provided for herein including, without limitation, any modifications of, or waivers, requests or consents under, this Agreement shall be given or made in writing (including, without limitation, by telecopy) and delivered to the intended recipient at the "Address for Notices" specified below; or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when personally delivered or, in the case of a telecopied or mailed notice, upon receipt, in each case given or addressed as provided for herein. The Address for Notices of the respective parties are as follows:

                                            CFC:

                            National Rural Utilities
                            Cooperative Finance Corporation
                            Woodland Park
                            2201 Cooperative Way
                            Herndon, Virginia  20171-3025
                            Attention:  Senior Vice President - Member Services
                            Fax: (703) 709-6776

                            The Borrower:

                            Chugach Electric Association, Inc.
                            P.O. Box 196300
                            5601 Minnesota Drive
                            Anchorage, Alaska  99519-6300
                            Attention:  Chief Financial Officer
                            Fax:  (907) 762-4514

24.      Additional Terms and Conditions.

The Borrower's exact legal name is:   Chugach Electric Association, Inc.

The Borrower's organizational type is:  Member owned electric cooperative

The Borrower is organized under the laws of the state of:  Alaska

The Borrower's organizational identification number is:  N/A

The principal place of business or, if more than one, the chief executive office of the Borrower referred to in Section 13(h) is 5601 Minnesota Drive, Anchorage, Alaska 99518.

The property of the Borrower referred to in Section 13(g) is located in the boroughs of Municipality of Anchorage, Matanuska-Susitna Borough and Kenai Peninsula Borough.




















Name of Borrower:  Chugach Electric Association, Inc.


Signed By: /s/ Evan J. Griffith

Title:  General Manager

Date Signed: December 9, 2002

NATIONAL RURAL UTILITIES                   COOPERATIVE FINANCE CORPORATION



By: /s/ Bryan A. Russell                   Loan Number: AK 008-R-5101
        Assistant Secretary-Treasurer


(To be filled in by CFC) The effective date of this Agreement is: October 15, 2002.